Equitable Financial Life Insurance Company

Supplement dated November 23, 2020 to the prospectus for American Dental Association Members Retirement Program dated May 1, 2020

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “prospectus”) offered by the Company. You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

Change of trustee:

Effective on or about November 23, 2020 for new Employers or plan sponsors, and on or about January 4, 2021 for existing Employers or plan sponsors, the second paragraph under “The Program” section is deleted and replaced with the following:

ADA Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust (“IRS Pre-Approved Plan and Trust”) that is sponsored by the Company or, for Employers who prefer to use their own individually designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is endorsed by the ADA, and the Trustee under the Separate Trust is Benefit Trust Company. The Program has 11,466 participants and $1.69 billion in assets on December 31, 2019.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

212-554-1234

IM-23-20 (12.20)	Catalog No. 161812
New Biz/Inforce	#34714
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